Pension and other postretirement benefits	12 Months Ended
Mar. 31, 2014
Pension and other postretirement benefits
Pension and other postretirement benefits

21                                  Pension and other postretirement benefits

Pursuant to the relevant PRC regulations, Beijing Jiachenhong, Guangzhou Nuoya and Zhejiang Lukou are required to make contributions for each employee at a rate of approximately 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement scheme organized by the local Social Security Bureau. The amounts of contributions of RMB9,682, RMB12,158 and RMB14,337 (US$2,306) for the years ended March 31, 2012, 2013 and 2014, respectively, were charged to expense in the consolidated statements of comprehensive income. The Group has no other obligation to make payments in respect of retirement benefits of the employees.